                       AMENDMENT TO COAL SUPPLY AGREEMENT

      The undersigned, being the parties to the Coal Supply Agreement dated April 1, 1995 (the "Agreement"), hereby agree to amend the Agreement, effective October 1, 1996, as follows:

      1. Island Creek Coal Company, a Delaware corporation, and Laurel Run Mining Company, a Virginia corporation, are added to the Agreement as additional parties within the group of parties collectively called "Seller" therein. Island Creek Coal Company and Laurel Run Mining Company have executed this Amendment to indicate their agreement to such addition.

      2.    Section II.2 of the Agreement is amended to read as follows:

            "2. In accordance with and subject to all terms, provisions and conditions herein, during the term hereof, Seller shall sell and ship to KU, and KU shall purchase, receive and pay for, a Base Quantity of 3,360,000 tons of coal. This Base Quantity shall be sold, purchased and delivered in the quantities set forth below in subparagraph (a), as ratable on a monthly basis as possible.

            (a) During the term, the quantities of coal to be sold, purchased and delivered hereunder shall be as follows:

            _________Period_________         _________Base Quantity_________

              April 1, 1995 through       420,000 tons (35,000 tons per month)
                 March 31, 1996

              April 1, 1996 through       210,000 tons (35,000 tons per month)
               September 30, 1996

             October 1, 1996 through      390,000 tons (65,000 tons per month)
                 March 31, 1997

              April 1, 1997 through       780,000 tons (65,000 tons per month)
                 March 31, 1998
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              April 1, 1998 through       780,000 tons (65,000 tons per month)
                 March 31, 1999

              April 1, 1999 through       780,000 tons (65,000 tons per month)
                 March 31, 2000

      (b) On or before March 1, June 1, September 1 and December 1 of each contract year, KU may give Seller notice in writing that KU elects to increase or decrease the tons of coal to be sold, purchased and delivered hereunder during the next Contract Quarter (April 1, July 1, October 1, and January 1), by an amount, up to 19,500 tons.

      (c) Seller shall cooperate with KU in the scheduling of the loading of barges so that the delivery of coal from Seller may be coordinated with other barge deliveries to the Ghent Generating Station."

      3.    Section III.1 of the Agreement is amended to read as follows: ".

            1. The primary source of coal to supply the requirements of this Agreement shall be the Shoemaker Mine and McElroy Mine in Marshall County, West Virginia. As necessary to comply with the quality requirements of this Agreement, Seller may blend with coal from such primary sources, coal from Seller's Dilworth, Mahoning Valley, Bailey, Enlow Fork, VP#3, VP#8, Buchanan and/or Twin Branch Mines. Seller may substitute comparable quality coal from other reserves that Seller controls now or in the future so long as such coal
(a) is delivered to KU at no greater delivered cost per million BTU including taxes, (b) is of a quality and in conformity with the Specifications set forth in Section IV, and (c) prior written approval for such substitution has been obtained from KU."

      4. Except as specifically amended herein, all terms and conditions of the Agreement remain in full force and effect.

      WITNESS the signatures of the parties, as of October 14, 1997.

                                        CONSOLIDATION COAL COMPANY
                                        QUARTO MINING COMPANY
                                        McELROY COAL COMPANY
                                        CONSOL PENNSYLVANIA COAL COMPANY
                                        GREENON COAL COMPANY
                                        NINEVEH COAL COMPANY
                                        ISLAND CREEK COAL COMPANY
                                        LAUREL RUN MINING COMPANY

                                        By: /s/ signed
                                           -------------------------------------
                                           Vice President, CONSOL Inc.
                                           Attorney in Fact


                                        KENTUCKY UTILITIES COMPANY

                                        By: /s/ Michael R. Whitley /s/ WTL
                                           -------------------------------------
                                        Its: President & CEO